UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2004
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                               Immunomedics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


            Delaware                  000-12104             61-1009366
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


300 American Road, Morris Plains, New Jersey                  07950
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:   (973) 605-8200
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

      On August 2, 2004, Immunomedics, Inc. (the "Company") issued a press release (a copy of which is attached to this report as Exhibit 99.1 hereto) announcing that it had entered into stock purchase agreements with select institutional investors to sell 4,178,116 shares of the Company's common stock, par value $0.01 per share ("Common Stock"), at a price of $3.61 per share, pursuant to the Company's Registration Statement on Form S-3 (File No. 333-114810). Under these agreements, the Company has also agreed to sell to each such investor a like number of shares of Common Stock at a price of $3.97 per share by a date not later than November 24, 2004, if the investor so elects. A copy of the form of stock purchase agreement relating to the offering is attached to this report as Exhibit 10.1 hereto. The Company retained RBC Capital Markets Corporation ("RBC") to act as exclusive placement agent in connection with the offering. A copy of the Placement Agency Agreement, dated July 28, 2004, by and between the Company and RBC is attached to this report as Exhibit
1.1 hereto.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c) Exhibits:

            1.1 Placement Agency Agreement, dated July 28, 2004, by and between the Company and RBC Capital Markets Corporation.

            10.1  Form of Stock Purchase Agreement.

            99.1  Press Release, dated August 2, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 2, 2004               IMMUNOMEDICS, INC.




                                    By:   /s/ Gerard G. Gorman
                                       -----------------------------------------
                                       Name:  Gerard G. Gorman
                                       Title: Vice President, Finance, and Chief
                                              Financial Officer


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


                      EXHIBIT INDEX
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EXHIBIT NUMBER                            DESCRIPTION
--------------                            -----------

      1.1 Placement Agency Agreement, dated July 28, 2004, by and between the Company and RBC Capital Markets Corporation.

     10.1                                  Form of Stock Purchase Agreement.

     99.1                                  Press Release, dated August 2, 2004.